Assured Guaranty Ltd.
December 31, 2025
Financial Supplement

This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty or the Company) with the United States (U.S.) Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2025. Certain prior year balances have been reclassified to conform to the current year’s presentation.

Cautionary Statement Regarding Forward Looking Statements

Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty’s forward looking statements could be affected by many events. These events include (i) significant changes in inflation, interest rates, the world’s credit markets or segments thereof, credit spreads, foreign exchange rates, tariff regimes or general economic conditions, including the possibility of a recession or stagflation; (ii) geopolitical risk, terrorism and political violence risk, including regional and global military conflicts, and strategic competition and trade confrontation; (iii) cybersecurity risk and the impacts of artificial intelligence, machine learning and other technological advances, including the possibility of malicious cyber attacks, dissemination of misinformation, and disruption of markets in which Assured Guaranty participates; (iv) the impact of a United States (U.S.) government shutdown and/or the possibility of payment defaults on the debt of the U.S. government or instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, and downgrades to their credit ratings; (v) developments in the world’s financial and capital markets, including stresses in banking institutions, and the possibility that increasing participation of unregulated financial institutions in these markets results in losses or lower valuations of assets, reduced liquidity and credit and/or contraction of these markets, that adversely affect repayment rates of insured obligors, Assured Guaranty’s insurance loss or recovery experience, or investments of Assured Guaranty; (vi) reduction in the amount or market rates of return of available insurance opportunities and/or the demand for Assured Guaranty’s insurance; (vii) the failure or ineffectiveness of any of Assured Guaranty’s risk mitigation strategies or activities, including distressed credit workouts, management of exposure limits, and hedging activities; (viii) the possibility that investments made by Assured Guaranty for its investment portfolio do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; (ix) the possibility that Assured Guaranty’s strategies or strategic transactions do not result in the benefits anticipated and/or subject Assured Guaranty to negative consequences; (x) the impact of the announcement of Assured Guaranty’s strategies on Assured Guaranty and the perception of Assured Guaranty by its investors, regulators, rating agencies, and employees; (xi) risks related to the expansion into life and annuity reinsurance and the launching of Assured Life Reinsurance Ltd. (Assured Life Re); (xii) the failure of Assured Guaranty to successfully integrate acquired businesses, including Assured Guaranty’s acquisition of Warwick Company (UK) Limited; (xiii) loss of key personnel; (xiv) the possibility that longevity, mortality, lapse, withdrawal or surrender experience in Assured Guaranty’s life and annuity reinsurance business is less favorable than the rates Assured Guaranty used in pricing its reinsurance agreements; (xv) the inability to control the business, management or policies of entities in which Assured Guaranty holds a noncontrolling interest; (xvi) the impact of market volatility on the fair value of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, contracts accounted for as derivatives, its committed capital securities (CCS), and its consolidated variable interest entities (VIEs); (xvii) the possibility that budget or pension shortfalls, difficulties in obtaining additional financing, changes in applicable laws or regulations or other factors will result in credit losses or liquidity claims on obligations that Assured Guaranty insures or reinsures; (xviii) insured losses, including losses with respect to related legal proceedings, in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures; (xix) the possibility that underwriting insurance in new jurisdictions and/or covering new sectors, lines or classes of business does not result in the benefits anticipated or subjects Assured Guaranty to negative consequences; (xx) increased competition, including from new market entrants and alternative forms of credit protection; (xxi) any rating agency action in relation to Assured Guaranty, and/or of any securities Assured Guaranty has issued, and/or of transactions that Assured Guaranty has insured; (xxii) the inability of Assured Guaranty to access capital on acceptable terms or sufficient liquidity to cover unexpected stress; (xxiii) noncompliance with, and/or changes in, applicable laws or regulations, including insurance, bankruptcy and tax laws, tariffs, or other governmental actions; (xxiv) the possibility that legal or regulatory decisions or determinations subject Assured Guaranty or obligations that it insures or reinsures to negative consequences; (xxv) difficulties or delays with the execution of Assured Guaranty’s business strategy; (xxvi) changes in applicable accounting policies or practices; (xxvii) public health crises, including pandemics and endemics, and the governmental and private actions taken in response to such events; (xxviii) natural or man-made catastrophes; (xxix) the impact of climate change on Assured Guaranty’s business and regulatory actions taken related to such risk; (xxx) other risk factors identified in AGL’s filings with the U.S. Securities and Exchange Commission (SEC); (xxxi) other risks and uncertainties that have not been identified at this time; and (xxxii) management’s response to these factors. Assured Guaranty undertakes no obligation to update publicly or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Assured Guaranty Ltd.
Selected Financial Highlights (1 of 2)
(dollars in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
GAAP (1) Highlights
Net income (loss) attributable to AGL	$119	$18	$503	$376
Net income (loss) attributable to AGL per diluted share	$2.53	$0.35	$10.26	$6.87
Weighted average shares outstanding
Basic shares outstanding	45.9	50.9	48.1	53.3
Diluted shares outstanding	46.6	51.9	48.7	54.3
Effective tax rate on net income	16.1%	26.6%	17.9%	19.7%
GAAP return on equity (ROE) (4)	8.4%	1.3%	9.0%	6.7%

Non-GAAP Highlights (2)
Adjusted operating income (loss)	$109	$66	$445	$389
Adjusted operating income (loss) per diluted share (2)	$2.32	$1.27	$9.08	$7.10
Weighted average diluted shares outstanding	46.6	51.9	48.7	54.3
Effective tax rate on adjusted operating income (3)	15.3%	19.4%	17.9%	19.2%
Adjusted operating ROE (2)(4)	7.6%	4.5%	7.7%	6.6%

Components of adjusted operating income (loss) (2)
Insurance segment	$119	$98	$508	$525
Asset Management segment	1	—	20	5
Corporate division	(16)	(34)	(89)	(135)
Other (6)	5	2	6	(6)
Adjusted operating income (loss)	$109	$66	$445	$389

Capital Returned to Common Shareholders
Common share repurchases (7)	$131	$91	$500	$502
Dividends	16	16	69	68
Total capital returned to common shareholders	$147	$107	$569	$570

Insurance Segment
Gross written premiums (GWP)	$61	$186	$256	$440
Present value of new business production (PVP) (2)	92	121	286	402
Gross par written	8,377	11,226	32,916	31,829

Effect of refundings and terminations on GAAP measures:
Net earned premiums, pre-tax	$16	$17	$30	$73
Fair value gains (losses) of credit derivatives, pre-tax	—	—	41	—
Net income effect	11	14	55	57
Net income per diluted share	0.25	0.27	1.13	1.05

Effect of refundings and terminations on non-GAAP measures:
Operating net earned premiums and credit derivative revenues (5), pre-tax	$16	$17	$71	$73
Adjusted operating income (5) effect	11	14	55	57
Adjusted operating income per diluted share (5)	0.25	0.27	1.13	1.05
1)    Accounting principles generally accepted in the United States of America (GAAP).
2)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
3)    Represents the ratio of adjusted operating provision for income taxes to adjusted operating income before income taxes.
4)    Quarterly ROE calculations represent annualized returns. See page 6 for additional information on calculation.
5)    Condensed consolidated statement of operations items mentioned in this Financial Supplement that are described as operating (i.e. operating net earned premiums and credit derivative revenues) are non-GAAP measures and represent components of adjusted operating income. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
6)    Represents the effect of consolidating financial guaranty VIEs (FG VIEs) and consolidated investment vehicles (CIVs) (FG VIE and CIV consolidation).
7)    Excludes commissions.

Assured Guaranty Ltd.
Selected Financial Highlights (2 of 2)

	As of
	December 31, 2025		December 31, 2024
	Amount	Per Share	Amount	Per Share
	(in millions, except per share amounts)
Shareholders’ equity attributable to AGL	$5,663	$125.32	$5,495	$108.80
Adjusted operating shareholders’ equity (1)	5,729	126.78	5,795	114.75
Adjusted book value (ABV) (1)	8,424	186.43	8,592	170.12
Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity	8	0.18	—	0.01
ABV	3	0.07	(6)	(0.13)

Shares outstanding at the end of period	45.2		50.5

Claims-paying resources (2)	$10,094		$10,211

	As of
	December 31, 2025	December 31, 2024
Exposure	(in billions)
Financial guaranty net debt service outstanding	$440.8	$416.0
Financial guaranty net par outstanding:
Investment grade	$268.3	$251.4
Below-investment-grade (BIG)	8.8	10.2
Total	$277.1	$261.6

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    See page 19 for additional detail on claims-paying resources.

Assured Guaranty Ltd.
Condensed Consolidated Statements of Operations (unaudited)
(in millions, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenues
Net earned premiums	$106	$103	$380	$403
Net investment income	89	93	359	340
Net realized investment gains (losses)	(8)	7	(40)	9
Fair value gains (losses) on credit derivatives	11	5	121	24
Fair value gains (losses) on CCS	11	2	20	(10)
Fair value gains (losses) on FG VIEs	—	—	6	(11)
Fair value gains (losses) on CIVs	39	15	79	69
Foreign exchange gains (losses) on remeasurement	3	(70)	96	(27)
Fair value gains (losses) on trading securities	2	—	13	52
Other income (loss)	24	1	76	23
Total revenues	277	156	1,110	872
Expenses
Loss and loss adjustment expense (LAE) (benefit)	18	28	56	(26)
Interest expense	22	23	89	91
Amortization of deferred acquisition costs (DAC)	6	6	22	20
Employee compensation and benefit expenses	49	49	209	202
Other operating expenses	43	35	174	159
Total expenses	138	141	550	446
Income (loss) before income taxes and equity in earnings (losses) of investees	139	15	560	426
Equity in earnings (losses) of investees	26	15	102	62
Income (loss) before income taxes	165	30	662	488
Less: Provision (benefit) for income taxes	27	8	119	96
Net income (loss)	138	22	543	392
Less: Noncontrolling interest	19	4	40	16
Net income (loss) attributable to AGL	$119	$18	$503	$376

Earnings per share:
Basic	$2.56	$0.36	$10.39	$7.01
Diluted	$2.53	$0.35	$10.26	$6.87

Assured Guaranty Ltd.
Condensed Consolidated Balance Sheets (unaudited)
(in millions)

	As of
	December 31,	December 31,
	2025	2024
Assets
Investments:
Fixed-maturity securities, available-for-sale, at fair value	$6,369	$6,369
Fixed-maturity securities, trading, at fair value	124	147
Short-term investments, at fair value	903	1,221
Other invested assets	1,091	926
Total investments	8,487	8,663
Cash	388	121
Premiums receivable, net of commissions payable	1,572	1,551
DAC	192	176
Salvage and subrogation recoverable	449	396
FG VIEs’ assets	212	147
Assets of CIVs	175	101
Other assets	701	746
Total assets	$12,176	$11,901

Liabilities
Unearned premium reserve	$3,625	$3,719
Loss and LAE reserve	309	268
Long-term debt	1,704	1,699
FG VIEs’ liabilities	198	164
Other liabilities	551	498
Total liabilities	6,387	6,348

Shareholders’ equity
Common shares	—	1
Retained earnings	5,830	5,878
Accumulated other comprehensive income (loss)	(168)	(385)
Deferred equity compensation	1	1
Total shareholders’ equity attributable to AGL	5,663	5,495
Non-redeemable noncontrolling interest	126	58
Total shareholders’ equity	5,789	5,553
Total liabilities and shareholders’ equity	$12,176	$11,901

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (1 of 3)
(in millions, except per share amounts)

Adjusted Operating Income Reconciliation	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net income (loss) attributable to AGL	$119	$18	$503	$376
Less pre-tax adjustments:
Realized gains (losses) on investments	(8)	7	(40)	9
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	8	3	6	14
Fair value gains (losses) on CCS	11	2	20	(10)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	3	(68)	85	(26)
Total pre-tax adjustments	14	(56)	71	(13)
Less tax effect on pre-tax adjustments	(4)	8	(13)	—
Adjusted operating income (loss)	$109	$66	$445	$389

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$5	$2	$6	$(6)

Components of adjusted operating income:
Segments:
Insurance	$119	$98	$508	$525
Asset Management	1	—	20	5
Total segments	120	98	528	530
Corporate division	(16)	(34)	(89)	(135)
Other	5	2	6	(6)
Adjusted operating income (loss)	$109	$66	$445	$389

Per diluted share:
Net income (loss) attributable to AGL	$2.53	$0.35	$10.26	$6.87
Less pre-tax adjustments:
Realized gains (losses) on investments	(0.18)	0.13	(0.82)	0.16
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.18	0.05	0.12	0.27
Fair value gains (losses) on CCS	0.22	0.03	0.40	(0.19)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	0.06	(1.29)	1.74	(0.47)
Total pre-tax adjustments	0.28	(1.08)	1.44	(0.23)
Less tax effect on pre-tax adjustments	(0.07)	0.16	(0.26)	—
Adjusted operating income (loss)	$2.32	$1.27	$9.08	$7.10

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$0.12	$0.04	$0.13	$(0.12)

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (2 of 3)
(dollars in millions)

ROE Reconciliation and Calculation
	December 31,	September 30,	December 31,	September 30,	December 31,
	2025	2025	2024	2024	2023
Shareholders’ equity attributable to AGL	$5,663	$5,658	$5,495	$5,728	$5,713
Adjusted operating shareholders’ equity	5,729	5,750	5,795	5,875	5,990
Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating shareholders’ equity	8	3	—	(5)	5

		Three Months Ended		Year Ended
		December 31,		December 31,
		2025	2024	2025	2024
Net income (loss) attributable to AGL		$119	$18	$503	$376
Adjusted operating income (loss)		109	66	445	389

Average shareholders’ equity attributable to AGL		$5,661	$5,612	$5,579	$5,604
Average adjusted operating shareholders’ equity		5,740	5,835	5,762	5,893
Gain (loss) related to FG VIE and CIV consolidation included in average adjusted operating shareholders’ equity		6	(3)	4	3

GAAP ROE (1)		8.4%	1.3%	9.0%	6.7%
Adjusted operating ROE (1)		7.6%	4.5%	7.7%	6.6%

1)    Quarterly ROE calculations represent annualized returns.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (3 of 3)
(in millions)

	As of
	December 31,	September 30,	December 31,	September 30,	December 31,
	2025	2025	2024	2024	2023
Reconciliation of shareholders’ equity attributable to AGL to ABV:
Shareholders’ equity attributable to AGL	$5,663	$5,658	$5,495	$5,728	$5,713
Less pre-tax reconciling items:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	55	46	49	45	34
Fair value gains (losses) on CCS	22	12	2	1	13
Unrealized gain (loss) on investment portfolio	(149)	(159)	(397)	(211)	(361)
Less taxes	6	9	46	18	37
Adjusted operating shareholders’ equity	5,729	5,750	5,795	5,875	5,990
Pre-tax reconciling items:
Less: DAC	192	190	176	172	161
Plus: Net present value of estimated net future revenue (1)	194	191	202	189	199
Plus: Net deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed (1)	3,367	3,401	3,473	3,370	3,436
Plus taxes	(674)	(681)	(702)	(680)	(699)
ABV	$8,424	$8,471	$8,592	$8,582	$8,765

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax provision (benefit) of $2, $0, $0, $(1), and $1)	$8	$3	$—	$(5)	$5
ABV (net of tax provision (benefit) of $1, $0, $(2), $(2), and $0)	$3	$(3)	$(6)	$(9)	$—
1)    The timing and cumulative amount of actual collections and net earned premiums may differ from expected collections and expected net earned premiums due to factors such as foreign exchange rate fluctuations, counterparty collectability issues, accelerations, commutations, restructurings, changes in the consumer price indices, changes in expected lives, new business and changes in ratings of the insured obligations and/or the Company’s insurance subsidiaries.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Income Components (1 of 4)
(in millions)

Components of Income for the Three Months Ended December 31, 2025

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$107	$—	$—	$(1)	$—	$106
Net investment income	89	—	3	(3)	—	89
Net realized investment gains (losses)	—	—	—	—	(8)	(8)
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	8	11
Fair value gains (losses) on CCS	—	—	—	—	11	11
Fair value gains (losses) on FG VIEs	—	—	—	—	—	—
Fair value gains (losses) on CIVs	—	—	—	39	—	39
Foreign exchange gains (losses) on remeasurement	—	—	—	—	3	3
Fair value gains (losses) on trading securities	2	—	—	—	—	2
Other income (loss)	25	—	—	(1)	—	24
Total revenues	226	—	3	34	14	277

Expenses
Loss and LAE (benefit) (3)	19	—	—	(1)	—	18
Interest expense	—	—	24	(2)	—	22
Amortization of DAC	6	—	—	—	—	6
Employee compensation and benefit expenses	42	—	7	—	—	49
Other operating expenses	34	—	9	—	—	43
Total expenses	101	—	40	(3)	—	138
Equity in earnings (losses) of investees	15	2	20	(11)	—	26
Less: Provision (benefit) for income taxes	21	1	(1)	2	4	27
Less: Noncontrolling interest	—	—	—	19	—	19
Total	$119	$1	$(16)	$5	$10	$119

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (2 of 4)
(in millions)

Components of Income for the Three Months Ended December 31, 2024

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$104	$—	$—	$(1)	$—	$103
Net investment income	93	—	4	(4)	—	93
Net realized investment gains (losses)	—	—	—	—	7	7
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	2	5
Fair value gains (losses) on CCS	—	—	—	—	2	2
Fair value gains (losses) on FG VIEs	—	—	—	—	—	—
Fair value gains (losses) on CIVs	—	—	—	15	—	15
Foreign exchange gains (losses) on remeasurement	(2)	—	—	—	(68)	(70)
Fair value gains (losses) on trading securities	—	—	—	—	—	—
Other income (loss)	1	—	—	—	—	1
Total revenues	199	—	4	10	(57)	156

Expenses
Loss and LAE (benefit) (3)	31	—	—	(2)	(1)	28
Interest expense	—	—	26	(3)	—	23
Amortization of DAC	6	—	—	—	—	6
Employee compensation and benefit expenses	42	—	7	—	—	49
Other operating expenses	27	—	8	—	—	35
Total expenses	106	—	41	(5)	(1)	141
Equity in earnings (losses) of investees	19	—	5	(9)	—	15
Less: Provision (benefit) for income taxes	14	—	2	—	(8)	8
Less: Noncontrolling interest	—	—	—	4	—	4
Total	$98	$—	$(34)	$2	$(48)	$18

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (3 of 4)
(in millions)

Components of Income for the Year Ended December 31, 2025

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$383	$—	$—	$(3)	$—	$380
Net investment income	358	—	13	(12)	—	359
Net realized investment gains (losses)	—	—	—	—	(40)	(40)
Fair value gains (losses) on credit derivatives (2)	52	—	—	—	69	121
Fair value gains (losses) on CCS	—	—	—	—	20	20
Fair value gains (losses) on FG VIEs	—	—	—	6	—	6
Fair value gains (losses) on CIVs	—	—	—	79	—	79
Foreign exchange gains (losses) on remeasurement	11	—	—	—	85	96
Fair value gains (losses) on trading securities	13	—	—	—	—	13
Other income (loss)	53	29	1	(7)	—	76
Total revenues	870	29	14	63	134	1,110

Expenses
Loss and LAE (benefit) (3)	(8)	—	—	1	63	56
Interest expense	—	—	98	(9)	—	89
Amortization of DAC	22	—	—	—	—	22
Employee compensation and benefit expenses	182	—	27	—	—	209
Other operating expenses	125	17	32	—	—	174
Total expenses	321	17	157	(8)	63	550
Equity in earnings (losses) of investees	63	14	48	(23)	—	102
Less: Provision (benefit) for income taxes	104	6	(6)	2	13	119
Less: Noncontrolling interest	—	—	—	40	—	40
Total	$508	$20	$(89)	$6	$58	$503
1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (4 of 4)
(in millions)

Components of Income for the Year Ended December 31, 2024

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$406	$—	$—	$(3)	$—	$403
Net investment income	339	—	14	(13)	—	340
Net realized investment gains (losses)	—	—	—	—	9	9
Fair value gains (losses) on credit derivatives (2)	11	—	—	—	13	24
Fair value gains (losses) on CCS	—	—	—	—	(10)	(10)
Fair value gains (losses) on FG VIEs	—	—	—	(11)	—	(11)
Fair value gains (losses) on CIVs	—	—	—	69	—	69
Foreign exchange gains (losses) on remeasurement	(1)	—	—	—	(26)	(27)
Fair value gains (losses) on trading securities	52	—	—	—	—	52
Other income (loss)	14	10	3	(4)	—	23
Total revenues	821	10	17	38	(14)	872

Expenses
Loss and LAE (benefit) (3)	(18)	—	—	(7)	(1)	(26)
Interest expense	—	—	101	(10)	—	91
Amortization of DAC	20	—	—	—	—	20
Employee compensation and benefit expenses	170	—	32	—	—	202
Other operating expenses	117	6	36	—	—	159
Total expenses	289	6	169	(17)	(1)	446
Equity in earnings (losses) of investees	102	2	5	(47)	—	62
Less: Provision (benefit) for income taxes	109	1	(12)	(2)	—	96
Less: Noncontrolling interest	—	—	—	16	—	16
Total	$525	$5	$(135)	$(6)	$(13)	$376

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Fixed-Maturity Securities, Short-Term Investments and Cash
As of December 31, 2025
(dollars in millions)

	Amortized Cost	Allowance for Credit Losses	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income (1)
Fixed maturity securities, available-for-sale:
Obligations of states and political subdivisions (3)	$1,816	$(13)	3.99%	3.44%	$1,769	$72
U.S. government and agencies	55	—	3.83	3.18	52	2
Corporate securities (3)	2,998	(6)	4.49	3.75	2,952	135
Mortgage-backed securities:
Residential mortgage-backed securities (RMBS) (2)(3)	678	(26)	5.18	4.13	615	35
Commercial mortgage-backed securities	197	—	4.36	3.47	198	9
Asset-backed securities (ABS)
Collateralized loan obligation (CLOs)	499	(9)	9.85	7.78	456	49
Other ABS (3)	206	—	5.98	4.72	209	12
Non-U.S. government securities	123	—	3.25	3.23	118	4
Total fixed maturity securities, available-for-sale	6,572	(54)	4.84	4.02	6,369	318
Short-term investments	903	—	3.71	3.01	903	34
Cash (4)	388	—	—	—	388	—
Total	$7,863	$(54)	4.71%	3.90%	$7,660	$352

Fixed maturity securities, trading (6)					$124

Ratings (5):	Fair Value	% of Portfolio
U.S. government and agencies	$52	0.8%
AAA/Aaa	848	13.3%
AA/Aa	2,153	33.8%
A/A	1,663	26.1%
BBB	1,108	17.4%
BIG	299	4.7%
Not rated (7)	246	3.9%
Total fixed maturity securities, available-for-sale	$6,369	100.0%

Duration of available-for-sale fixed maturity securities and short-term investments (in years):		4.3
1)    Represents annualized investment income based on amortized cost and pre-tax book yields.
2)    Includes fair value of $133 million in subprime RMBS, of which 92% were rated BIG.
3)    Includes securities insured by the Company with expected losses that it subsequently purchased in order to mitigate the economic effect of such insured expected losses (Loss Mitigation Securities) or securities obtained as part of loss mitigation or other risk management strategies.
4)    Cash is not included in the yield calculation.
5)    Ratings generally reflect the lower of Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services LLC classifications except for Loss Mitigation Securities and certain other securities, which use internal ratings classifications. Loss Mitigation Securities and other securities total $498 million in par with carrying value of $357 million and are primarily included in the BIG category.
6)    Primarily includes contingent value instruments received in connection with the resolution of the Company’s exposure to insured Puerto Rico credits experiencing payment default other than Puerto Rico Electric Power Authority (PREPA) in 2022. These securities are not rated.
7)    Primarily includes CLO equity tranches.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (1 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2025

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,343	$26	$—	$6,369
Fixed-maturity securities, trading	124	—	—	124
Total fixed-maturity securities	6,467	26	—	6,493
Short-term investments	805	97	1	903
Cash	150	14	224	388
Total short-term investments and cash	955	111	225	1,291
Other invested assets
Equity method investments:
Ownership interest in Sound Point	—	415	—	415
Funds:
CLOs	85	—	—	85
Private healthcare investing	149	38	—	187
Asset-based/specialty finance	184	—	(57)	127
Private minority stakes in alternative asset manager	—	95	—	95
Commercial real estate finance	81	—	—	81
Other	35	51	—	86
Total funds	534	184	(57)	661
Other	—	3	—	3
Total equity method investments	534	602	(57)	1,079
Other	12	—	—	12
Other invested assets	546	602	(57)	1,091
Total investment portfolio and cash (4)	$7,968	$739	$168	$8,875
CIVs
Assets of CIVs	$—	$—	$175	$175
Liabilities of CIVs	—	—	—	—
Non-redeemable noncontrolling interest	—	—	(98)	(98)
Total CIVs	$—	$—	$77	$77

1)    Includes the Company’s U.S., Bermuda, U.K. and French insurance subsidiaries and AG Asset Strategies LLC (AGAS) (separate company, excluding the effect of consolidating CIVs).
2)    Includes AGL, Assured Guaranty US Holdings Inc. (AGUS) and Assured Guaranty Municipal Holdings Inc. (AGMH).
3)    Includes the Company’s non-insurance subsidiaries, non-U.S. holding companies, CIVs and related intercompany eliminations.
4)    The alternative investments, which do not include the Company’s ownership interest in Sound Point, had an inception-to-date annualized internal rate of return (IRR) of 13%, a year-to-date return of 13% and a quarter-to-date return of 4%. Returns are calculated using the cash basis IRR method and are annualized, other than quarter-to-date returns.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (2 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2024

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,351	$18	$—	$6,369
Fixed-maturity securities, trading	147	—	—	147
Total fixed-maturity securities	6,498	18	—	6,516
Short-term investments	810	411	—	1,221
Cash	78	8	35	121
Total short-term investments and cash	888	419	35	1,342
Other invested assets
Equity method investments:
Ownership interest in Sound Point	—	418	—	418
Funds:
CLOs	100	—	—	100
Private healthcare investing	153	—	—	153
Asset-based/specialty finance	142	—	(33)	109
Private minority stakes in alternative asset manager	—	69	—	69
Other	13	49	—	62
Total funds	408	118	(33)	493
Other	—	3	—	3
Total equity method investments	408	539	(33)	914
Other	9	3	—	12
Other invested assets	417	542	(33)	926
Total investment portfolio and cash (4)	$7,803	$979	$2	$8,784
CIVs
Assets of CIVs	$—	$—	$101	$101
Liabilities of CIVs	—	—	—	—
Non-redeemable noncontrolling interest	—	—	(58)	(58)
Total CIVs	$—	$—	$43	$43

1)    Includes the Company’s U.S., Bermuda, U.K. and French insurance subsidiaries and AGAS (separate company, excluding the effect of consolidating CIVs).
2)    Includes AGL, AGUS, AGMH.
3)    Includes the Company’s non-insurance subsidiaries, non-U.S. holding companies and CIVs and related intercompany eliminations.
4)    The alternative investments, which do not include the Company’s ownership interest in Sound Point, had an inception-to-date annualized IRR of 13%, a year-to-date return of 16% and a quarter-to-date return of 4%. Returns are calculated using the cash basis IRR method and are annualized, other than quarter-to-date returns.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs by Segment (1 of 2)
(in millions)

	Three Months Ended December 31, 2025
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$77	$—	$1	$(1)	$77
Short-term investments	10	—	2	—	12
Other	2	—	—	(2)	—
Total net investment income	$89	$—	$3	$(3)	$89

Fair value gains (losses) on trading securities	$2	$—	$—	$—	$2

Equity in earnings (losses) of investees
Ownership interest in Sound Point	$—	$2	$—	$—	$2
Funds:
CLOs	(5)	—	—	—	(5)
Private healthcare investing	3	—	1	—	4
Asset-based/specialty finance	14	—	—	(11)	3
Private minority stakes in alternative asset manager	—	—	18	—	18
Commercial real estate finance	1	—	—	—	1
Other	2	—	1	—	3
Total funds (2)	15	—	20	(11)	24
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$15	$2	$20	$(11)	$26

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$39	$39
Noncontrolling interest	—	—	—	(19)	(19)
Total CIVs	$—	$—	$—	$20	$20

	Three Months Ended December 31, 2024
	Insurance (1)	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$76	$—	$—	$(1)	$75
Short-term investments	13	—	4	—	17
Other	4	—	—	(3)	1
Total net investment income	$93	$—	$4	$(4)	$93

Fair value gains (losses) on trading securities	$—	$—	$—	$—	$—

Equity in earnings (losses) of investees
Ownership interest in Sound Point	$—	$1	$—	$—	$1
Funds:
CLOs	9	—	—	(7)	2
Private healthcare investing	3	—	—	—	3
Asset-based/specialty finance	6	—	—	(2)	4
Private minority stakes in alternative asset manager	—	—	4	—	4
Other	1	—	1	—	2
Total funds (2)	19	—	5	(9)	15
Other	—	(1)	—	—	(1)
Equity in earnings (losses) of investees	$19	$—	$5	$(9)	$15

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$15	$15
Noncontrolling interest	—	—	—	(4)	(4)
Total CIVs	$—	$—	$—	$11	$11

1)    Insurance segment includes foreign exchange losses on remeasurement of $1 million.
2)    Relates to funds managed by Sound Point and AHP, and certain other managers. Investments in funds are reported on a one-quarter lag.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs by Segment (2 of 2)
(in millions)

	Year Ended December 31, 2025
	Insurance (1)	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale (2)	$307	$—	$1	$(3)	$305
Short-term investments	39	—	12	—	51
Other	12	—	—	(9)	3
Total net investment income	$358	$—	$13	$(12)	$359

Fair value gains (losses) on trading securities	$13	$—	$—	$—	$13

Equity in earnings (losses) of investees
Ownership interest in Sound Point	$—	$14	$—	$—	$14
Funds:
CLOs	1	—	—	—	1
Private healthcare investing	21	—	1	—	22
Asset-based/specialty finance	35	—	—	(23)	12
Private minority stakes in alternative asset manager	—	—	38	—	38
Commercial real estate finance	1	—	—	—	1
Other	5	—	9	—	14
Total funds (3)	63	—	48	(23)	88
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$63	$14	$48	$(23)	$102

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$79	$79
Noncontrolling interest	—	—	—	(40)	(40)
Total CIVs	$—	$—	$—	$39	$39

	Year Ended December 31, 2024
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$259	$—	$—	$(3)	$256
Short-term investments	69	—	14	—	83
Other	11	—	—	(10)	1
Total net investment income	$339	$—	$14	$(13)	$340

Fair value gains (losses) on trading securities	$52	$—	$—	$—	$52

Equity in earnings (losses) of investees
Ownership interest in Sound Point	$—	$6	$—	$—	$6
Funds:
CLOs	47	—	—	(33)	14
Private healthcare investing	11	—	—	—	11
Asset-based/specialty finance	24	—	—	(14)	10
Private minority stakes in alternative asset manager	17	—	4	—	21
Other	3	—	1	—	4
Total funds (3)	102	—	5	(47)	60
Other	—	(4)	—	—	(4)
Equity in earnings (losses) of investees	$102	$2	$5	$(47)	$62

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$69	$69
Noncontrolling interest	—	—	—	(16)	(16)
Total CIVs	$—	$—	$—	$53	$53

1)    Insurance segment includes foreign exchange gains on remeasurement of $5 million.
2)    Includes CLO equity tranches distributed from a CLO fund in the fourth quarter of 2024.
3)    Relates to funds managed by Sound Point and AHP, and certain other managers Investments in funds are generally reported on a one-quarter lag.

Insurance Segment

Assured Guaranty Ltd.
Insurance Segment Results
(in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Segment revenues
Net earned premiums and credit derivative revenues	$110	$107	$435	$417
Net investment income	89	93	358	339
Fair value gains (losses) on trading securities	2	—	13	52
Foreign exchange gains (losses) on remeasurement and other income (loss)	25	(1)	64	13
Total segment revenues	226	199	870	821

Segment expenses
Loss expense (benefit)	19	31	(8)	(18)
Amortization of DAC	6	6	22	20
Employee compensation and benefit expenses	42	42	182	170
Other operating expenses	34	27	125	117
Total segment expenses	101	106	321	289
Equity in earnings (losses) of investees	15	19	63	102
Segment adjusted operating income (loss) before income taxes	140	112	612	634
Less: Provision (benefit) for income taxes	21	14	104	109
Segment adjusted operating income (loss)	$119	$98	$508	$525

Assured Guaranty Ltd.
Claims-Paying Resources
As of December 31, 2025

	AG	AG Re (2)	Eliminations (3)	Total
	(in millions)
Claims-paying resources
Policyholders’ surplus	$3,249	$731	$53	$4,033
Contingency reserve	1,511	—	—	1,511
Qualified statutory capital	4,760	731	53	5,544
Unearned premium reserve and net deferred ceding commission income (1)	2,411	624	(53)	2,982
Loss and LAE reserves (1)(4)	—	43	—	43
Total policyholders' surplus and reserves	7,171	1,398	—	8,569
Present value of installment premium (1)(8)(9)	847	278	—	1,125
CCS	400	—	—	400
Total claims-paying resources	$8,418	$1,676	$—	$10,094

	AG	AG Re (2)	Eliminations (3)	Total
	(dollars in billions)
Statutory net exposure (1)(5)	$211.4	$69.3	$(0.6)	$280.1
Net debt service outstanding (1)(5)	$339.5	$105.0	$(0.9)	$443.6

Ratios:
Net exposure to qualified statutory capital	44:1	95:1		51:1
Capital ratio (6)	71:1	144:1		80:1
Financial resources ratio (7)	40:1	63:1		44:1
Statutory net exposure to claims-paying resources	25:1	41:1		28:1

	AG	AG Re (2)
Separate company statutory basis:	(in millions)
Admitted assets	$6,952	$1,381
Total liabilities	3,703	650
Loss and LAE reserves (recoverable)	(142)	44
Paid in capital stock	197	826
1)    The numbers shown for AG include its U.K. and French insurance subsidiaries.
2)    Except for contingency reserves, Assured Guaranty Re Ltd. (AG Re) numbers represent the Company’s estimate of AG Re and Assured Guaranty Re Overseas Ltd. on a U.S. statutory basis.
3)    Eliminations consist of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
4)    Loss and LAE reserves exclude adjustments to claims-paying resources for AG because the balance was in a net recoverable position of $128 million.
5)    Net exposure and net debt service outstanding are presented on a statutory basis. Includes $4.2 billion of specialty business.
6)    The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
7)    The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
8)    The timing and cumulative amount of actual collections and net earned premiums may differ from expected collections and expected net earned premiums due to factors such as foreign exchange rate fluctuations, counterparty collectability issues, accelerations, commutations, restructurings, changes in the consumer price indices, changes in expected lives, new business and changes in ratings of the insured obligations and/or the Company’s insurance subsidiaries.
9)    Present value of installment premium is discounted at a rate of 5%, which is based on prior year purchases of fixed-maturity securities by external investment managers, usually applying a materiality threshold of 50 basis points.

Please refer to the Glossary for an explanation of changes in the presentation of net debt service and net par outstanding.

Assured Guaranty Ltd.
New Business Production
(in millions)

Reconciliation of GWP to PVP

	Three Months Ended					Three Months Ended
	December 31, 2025					December 31, 2024
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$55	$(3)	$(1)	$10	$61	$77	$102	$1	$6	$186
Less: Installment GWP and other GAAP adjustments (1)	16	(3)	(1)	10	22	44	101	1	6	152
Upfront GWP	39	—	—	—	39	33	1	—	—	34
Plus: Installment premiums and other (2)	15	18	10	10	53	44	22	1	20	87
Total PVP	$54	$18	$10	$10	$92	$77	$23	$1	$20	$121

Gross par written	$6,467	$670	$335	$905	$8,377	$8,419	$436	$231	$2,140	$11,226

	Year Ended					Year Ended
	December 31, 2025					December 31, 2024
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$230	$(9)	$7	$28	$256	$259	$136	$20	$25	$440
Less: Installment GWP and other GAAP adjustments (1)	80	(9)	6	28	105	143	115	17	25	300
Upfront GWP	150	—	1	—	151	116	21	3	—	140
Plus: Installment premiums and other (2)	56	37	12	30	135	154	46	22	40	262
Total PVP	$206	$37	$13	$30	$286	$270	$67	$25	$40	$402

Gross par written	$27,448	$1,385	$503	$3,580	$32,916	$23,758	$2,673	$1,476	$3,922	$31,829

(1)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, and GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
(2)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. Includes the present value of future premiums and fees associated with other business written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Gross Par Written
(in millions)

Gross Par Written by Asset Type

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Sector:
U.S. public finance:
General obligation	$2,705	$2,815	$10,300	$8,550
Tax backed	1,824	800	6,351	3,360
Healthcare	674	1,000	3,621	1,774
Municipal utilities	800	1,870	3,042	3,882
Transportation	138	1,823	2,270	5,527
Higher education	15	111	1,382	483
Infrastructure finance	309	—	449	149
Other public finance	2	—	33	33
Total U.S. public finance	6,467	8,419	27,448	23,758
Non-U.S. public finance:
Infrastructure finance	479	179	707	613
Regulated utilities	164	257	547	2,060
Sovereign and sub-sovereign	27	—	131	—
Total non-U.S. public finance	670	436	1,385	2,673
Total public finance	7,137	8,855	28,833	26,431

U.S. structured finance:
Insurance reserve financings and securitizations	272	104	272	554
Pooled corporate obligations	63	60	116	278
Fund finance facilities	—	57	101	270
Structured credit	—	10	—	295
Commercial mortgage-backed securities	—	—	—	25
Other structured finance	—	—	14	54
Total U.S. structured finance	335	231	503	1,476
Non-U.S. structured finance:
Fund finance facilities	393	1,206	2,531	2,008
Pooled corporate obligations	174	281	415	639
Commercial mortgage-backed securities	—	653	—	653
Other structured finance	338	—	634	622
Total non-U.S. structured finance	905	2,140	3,580	3,922
Total structured finance	1,240	2,371	4,083	5,398

Total gross par written	$8,377	$11,226	$32,916	$31,829

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
New Business Production by Quarter
(in millions)

									Year Ended
	1Q-24	2Q-24	3Q-24	4Q-24	1Q-25	2Q-25	3Q-25	4Q-25	2024	2025
PVP:
Public finance - U.S.	$43	$116	$34	$77	$25	$49	$78	$54	$270	$206
Public finance - non-U.S.	1	33	10	23	7	7	5	18	67	37
Structured finance - U.S.	15	4	5	1	2	1	—	10	25	13
Structured finance - non-U.S.	4	2	14	20	5	7	8	10	40	30
Total PVP (1)	$63	$155	$63	$121	$39	$64	$91	$92	$402	$286

Reconciliation of GWP to PVP:

Total GWP	$61	$132	$61	$186	$35	$85	$75	$61	$440	$256
Less: Installment GWP and other GAAP adjustments	28	102	18	152	11	43	29	22	300	105
Upfront GWP	33	30	43	34	24	42	46	39	140	151
Plus: Installment premiums and other (2)	30	125	20	87	15	22	45	53	262	135
Total PVP	$63	$155	$63	$121	$39	$64	$91	$92	$402	$286

Gross par written:
Public finance - U.S.	$2,909	$7,043	$5,387	$8,419	$4,269	$8,861	$7,851	$6,467	$23,758	$27,448
Public finance - non-U.S.	—	1,572	665	436	197	275	243	670	2,673	1,385
Structured finance - U.S.	480	214	551	231	121	5	42	335	1,476	503
Structured finance - non-U.S. (1)	354	594	834	2,140	415	1,255	1,005	905	3,922	3,580
Total	$3,743	$9,423	$7,437	$11,226	$5,002	$10,396	$9,141	$8,377	$31,829	$32,916

1)    PVP and gross par written include the present value of future premiums and total exposure, respectively, associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.
2)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. Includes the present value of future premiums and fees associated with other business written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement. Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization (1) and Estimated Future Financial Guaranty Net Premium
and Credit Derivative Revenues

			Financial Guaranty Insurance (2)
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Earnings of Deferred Premium Revenue	Accretion of Discount	Effect of FG VIE Consolidation on Earnings of Deferred Premium Revenue and Accretion of Discount	Future Credit Derivative Revenues (3)
	(in billions)		(in millions)
2025 (as of December 31)		$440.8
2026 Q1	$5.1	435.7	$77	$10	$1	$3
2026 Q2	6.1	429.6	76	9	1	3
2026 Q3	7.4	422.2	75	9	1	2
2026 Q4	6.2	416.0	73	9	1	2
2027	22.4	393.6	279	35	3	9
2028	22.0	371.6	264	33	2	8
2029	22.9	348.7	245	31	2	7
2030	24.0	324.7	225	29	2	6

2026-2030	116.1	324.7	1,314	165	13	40
2031-2035	100.6	224.1	888	124	9	24
2036-2040	78.3	145.8	579	89	4	18
2041-2045	55.0	90.8	384	58	—	12
2046-2050	43.4	47.4	247	32	—	4
2051-2055	29.0	18.4	119	13	—	—
After 2055	18.4	—	84	10	—	—
Total	$440.8		$3,615	$491	$26	$98

Reconciliation of Net Deferred Premium Revenue to Net Unearned Premium Reserve (4)

	GAAP	Effect of FG VIE Consolidation on Net Unearned Premium Reserve
	(in millions)
Net deferred premium revenue:
Financial guaranty	$3,615	$25
Specialty	5	—
Net deferred premium revenue	3,620	25
Contra-paid	(22)	(2)
Net unearned premium reserve	$3,598	$23

1)    Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of December 31, 2025. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations, terminations and because of management’s assumptions on structured finance amortization.
2)    See also page 26, for ‘‘Net Expected Loss to be Expensed.’’
3)    Represents expected future premiums on insured credit derivatives.
4)    Unearned premium reserve represents deferred premium revenue less claim payments made (net of recoveries received) that have been recognized in the statement of operations (contra-paid).

Assured Guaranty Ltd.
Roll Forward of Net Expected Loss and LAE to be Paid (Recovered)
(in millions)

Roll Forward of Net Expected Loss and LAE to be Paid (Recovered)(1) for the Three Months Ended December 31, 2025

	Net Expected Loss to be Paid (Recovered) as of September 30, 2025	Net Economic Loss Development (Benefit) During 4Q-25	Net (Paid) Recovered Losses During 4Q-25	Net Expected Loss to be Paid (Recovered) as of December 31, 2025
Public Finance:
U.S. public finance	$(30)	$13	$(14)	$(31)
Non-U.S. public finance	133	(3)	(4)	126
Public Finance	103	10	(18)	95

Structured Finance:
U.S. RMBS	(59)	(3)	8	(54)
Other structured finance	60	1	(1)	60
Structured Finance	1	(2)	7	6
Total	$104	$8	$(11)	$101

Roll Forward of Net Expected Loss and LAE to be Paid (Recovered)(1) for the Year Ended December 31, 2025

	Net Expected Loss to be Paid (Recovered) as of December 31, 2024	Net Economic Loss Development (Benefit) During 2025	Net (Paid) Recovered Losses During 2025	Net Expected Loss to be Paid (Recovered) as of December 31, 2025
Public Finance:
U.S. public finance	$18	$64	$(113)	$(31)
Non-U.S. public finance	98	33	(5)	126
Public Finance	116	97	(118)	95

Structured Finance:
U.S. RMBS	(43)	(43)	32	(54)
Other structured finance	33	(63)	90	60
Structured Finance	(10)	(106)	122	6
Total	$106	$(9)	$4	$101

1)    Includes net expected loss to be paid (recovered), economic loss development (benefit) and (paid) recovered losses for all contracts (i.e., those accounted for as insurance, credit derivatives and FG VIEs).

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Loss Measures

	As of December 31, 2025	Three Months Ended December 31, 2025
	Total Net Par Outstanding for BIG Transactions	Net Economic Loss Development (Benefit)	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)
	(in billions)	(in millions)
Public finance:
U.S. public finance	$3.48	$13	$16	$16	$16
Non-U.S. public finance	4.44	(3)	2	2	2
Public finance	7.92	10	18	18	18
Structured finance:
U.S. RMBS	0.77	(3)	(1)	(1)	—
Other structured finance	0.07	1	1	1	1
Structured finance	0.84	(2)	—	—	1
Total	$8.76	$8	$18	$18	$19

	As of December 31, 2025	Year Ended December 31, 2025
	Total Net Par Outstanding for BIG Transactions	Net Economic Loss Development (Benefit)	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)
	(in billions)	(in millions)
Public finance:
U.S. public finance	$3.48	$64	$62	$62	$62
Non-U.S. public finance	4.44	33	20	20	20
Public finance	7.92	97	82	82	82
Structured finance:
U.S. RMBS	0.77	(43)	(26)	(26)	(27)
Other structured finance	0.07	(63)	—	(63)	(63)
Structured finance	0.84	(106)	(26)	(89)	(90)
Total	$8.76	$(9)	$56	$(7)	$(8)

1)    Includes loss expense related to contracts that are accounted for as insurance contracts.
2)    Includes loss expense related to contracts that are accounted for as insurance contracts and credit derivatives.
3)    Includes loss expense related to contracts that are accounted for as insurance contracts, credit derivatives, and consolidated FG VIEs.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Net Expected Loss to be Expensed (1)
As of December 31, 2025
(dollars in millions)

GAAP

2026 Q1	$4
2026 Q2	4
2026 Q3	3
2026 Q4	3
2027	18
2028	18
2029	18
2030	17
2026-2030	85
2031-2035	69
2036-2040	28
2041-2045	22
2046-2050	26
2051-2055	16
After 2055	3
Total expected present value of net expected loss to be expensed (2)	249
Future expected accretion	38
Total expected future loss and LAE	$287

1)    The present value of net expected loss to be paid is discounted using risk free rates for U.S. and non-U.S. currencies rates ranging from 1.93% to 5.35%.
2)    Excludes $19 million related to FG VIEs, which are eliminated in consolidation.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(in billions)

Net Par Outstanding by Asset Type

	As of December 31, 2025	As of December 31, 2024
U.S. public finance:
General obligation	$82.3	$78.2
Tax backed	36.1	33.3
Municipal utilities	31.4	30.0
Transportation	23.5	27.0
Healthcare	16.8	14.0
Infrastructure finance	15.1	9.9
Higher education	8.4	7.3
Renewable energy	0.2	0.2
Other public finance	1.2	1.3
Total U.S. public finance	215.0	201.2
Non-U.S. public finance:
Regulated utilities	23.5	22.3
Infrastructure finance	16.0	15.0
Sovereign and sub-sovereign	8.3	9.2
Renewable energy	1.7	1.6
Pooled infrastructure	1.1	1.1
Total non-U.S. public finance	50.6	49.2
Total public finance	265.6	250.4

U.S. structured finance:
Insurance reserve financings and securitizations	4.4	4.5
RMBS	1.4	1.5
Pooled corporate obligations	0.6	0.6
Financial products	0.4	0.5
Fund finance facilities	0.1	0.2
Other structured finance	1.0	1.2
Total U.S. structured finance	7.9	8.5
Non-U.S. structured finance:
Fund finance facilities	1.6	1.4
Pooled corporate obligations	0.5	0.5
RMBS	0.2	0.2
Other structured finance	1.3	0.6
Total non-U.S. structured finance	3.6	2.7
Total structured finance	11.5	11.2

Total net par outstanding	$277.1	$261.6

Please refer to the Glossary for an explanation of the presentation of net par outstanding and various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
As of December 31, 2025
(dollars in billions)

Distribution by Rating of Financial Guaranty Portfolio

	Public Finance - U.S.		Public Finance - Non-U.S.		Structured Finance - U.S.		Structured Finance - Non-U.S.		Total
Ratings:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA	$—	—%	$1.8	3.5%	$0.5	5.8%	$0.5	12.6%	$2.8	1.0%
AA	18.2	8.5	1.5	2.9	5.2	66.4	0.1	3.5	25.0	9.0
A	122.8	57.1	13.5	26.7	0.7	8.9	3.0	83.7	140.0	50.5
BBB	70.5	32.8	29.4	58.1	0.6	8.2	—	0.2	100.5	36.3
BIG	3.5	1.6	4.4	8.8	0.9	10.7	—	—	8.8	3.2
Net Par Outstanding (1)	$215.0	100.0%	$50.6	100.0%	$7.9	100.0%	$3.6	100.0%	$277.1	100.0%
1)    As of December 31, 2025, the Company excluded $0.8 billion of net par outstanding attributable to Loss Mitigation Securities.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
As of December 31, 2025
(dollars in billions)

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	% of Total
U.S.:
U.S. public finance:
California	$36.6	13.2%
Texas	28.3	10.2
New York	21.0	7.6
Pennsylvania	18.8	6.8
Illinois	13.1	4.7
Florida	13.0	4.7
New Jersey	7.8	2.8
Louisiana	5.4	2.0
Michigan	5.0	1.8
Colorado	4.8	1.7
Other	61.2	22.1
Total U.S. public finance	215.0	77.6
U.S. structured finance (multiple states)	7.9	2.8
Total U.S.	222.9	80.4

Non-U.S.:
United Kingdom	42.3	15.3
Australia	1.9	0.7
France	1.8	0.7
Spain	1.8	0.6
Canada	1.2	0.4
Other	5.2	1.9
Total non-U.S.	54.2	19.6

Total net par outstanding	$277.1	100.0%

Please refer to the Glossary for an explanation of the presentation of net par outstanding.

Assured Guaranty Ltd.
Specialty Business

	As of December 31, 2025		As of December 31, 2024
	Gross Exposure (1)	Net Exposure (1)	Gross Exposure (1)	Net Exposure (1)
	(in billions)
Diversified real estate	$2.0	$2.0	$2.0	$2.0
Insurance reserve financings and securitizations	1.5	1.2	1.4	1.1
Pooled corporate obligations	0.9	0.9	0.9	0.9
Aircraft residual value insurance	0.2	0.1	0.2	0.1

1)    All exposures are rated investment-grade, except gross and net exposure of $5 million of aircraft residual value insurance as of both December 31, 2025 and December 31, 2024.

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Expected Amortization of Net Par Outstanding
(in billions)

	Public Finance				Structured Finance
	U.S. Public Finance	Non-U.S. Public Finance	Total	Estimated Ending Net Par Outstanding	Total	Estimated Ending Net Par Outstanding

2025 (as of December 31)				$265.6		$11.5
2026 Q1	$1.4	$0.1	$1.5	264.1	$0.5	11.0
2026 Q2	1.9	0.8	2.7	261.4	0.6	10.4
2026 Q3	3.2	0.9	4.1	257.3	0.5	9.9
2026 Q4	2.6	0.5	3.1	254.2	0.4	9.5
2027	8.6	1.0	9.6	244.6	1.5	8.0
2028	9.0	1.1	10.1	234.5	1.1	6.9
2029	9.2	2.0	11.2	223.3	1.5	5.4
2030	9.7	4.1	13.8	209.5	0.5	4.9

2026-2030	45.6	10.5	56.1	209.5	6.6	4.9
2031-2035	46.7	10.6	57.3	152.2	2.9	2.0
2036-2040	39.9	8.5	48.4	103.8	1.3	0.7
2041-2045	32.6	2.5	35.1	68.7	0.2	0.5
2046-2050	27.8	3.0	30.8	37.9	0.5	—
2051-2055	16.7	6.4	23.1	14.8	—	—
After 2055	5.7	9.1	14.8	—	—	—
Total	$215.0	$50.6	$265.6		$11.5

Net par outstanding (end of period)

	1Q-24	2Q-24	3Q-24	4Q-24	1Q-25	2Q-25	3Q-25	4Q-25
Public finance - U.S.	$189.9	$194.6	$195.8	$201.2	$202.4	$208.7	$212.1	$215.0
Public finance - non-U.S.	48.2	49.6	52.1	49.2	50.1	53.1	51.3	50.6
Structured finance - U.S.	8.6	8.7	8.7	8.5	8.4	8.2	8.1	7.9
Structured finance - non-U.S.	1.4	1.5	1.6	2.7	2.7	2.8	3.4	3.6
Net par outstanding	$248.1	$254.4	$258.2	$261.6	$263.6	$272.8	$274.9	$277.1

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Puerto Rico Profile
As of December 31, 2025
(in millions)

	Net Par Outstanding
	AG	AG Re	Total Net Par Outstanding	Gross Par Outstanding
Defaulted Puerto Rico Exposure
PREPA	$322	$142	$464	$470

Resolved Puerto Rico Exposure
Puerto Rico Highway and Transportation Authority	$—	$13	$13	$13

Non-Defaulting Puerto Rico Exposure
Puerto Rico Municipal Finance Agency (MFA)	$64	$11	$75	$81
University of Puerto Rico	1	—	1	1
Total non-defaulting	$65	$11	$76	$82

PREPA Amortization Schedule

	Scheduled Net Par Amortization	Scheduled Net Debt Service Amortization
2026 (January 1 - March 31)	$—	$9
2026 (April 1 - June 30)	—	2
2026 (July 1 - September 30)	106	114
2026 (October 1 - December 31)	—	1
Subtotal 2026	106	126
2027	106	122
2028	68	80
2029	39	47
2030	44	52
2031-2037	101	110
Total	$464	$537

Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
As of December 31, 2025
(dollars in billions)

Distribution of Direct Pooled Corporate Obligations by Rating

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement
Ratings:
AAA	$0.53	48.0%	40.5%	48.1%
AA	0.32	28.8	59.5%	39.3%
A	0.12	11.1	41.9%	49.0%
BBB	0.13	12.1	34.2%	36.6%
Total exposures	$1.10	100.0%	45.4%	44.3%

Distribution of Direct Pooled Corporate Obligations by Asset Class

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement	Number of Transactions
Asset class:
Trust preferred	$0.22	20.5%	43.4%	68.2%	10
CLOs	0.88	79.5	45.9%	38.2%	10
Total exposures	$1.10	100.0%	45.4%	44.3%	20

Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 3)
(in billions)

BIG Exposures by Asset Exposure Type

	As of
	December 31, 2025	December 31, 2024
U.S. public finance:
Infrastructure finance	$1.21	$0.11
Healthcare	0.92	1.20
Municipal utilities	0.75	0.81
General obligation	0.24	0.29
Transportation	0.10	0.11
Tax backed	0.10	0.12
Higher education	—	0.09
Other public finance	0.16	0.15
Total U.S. public finance	3.48	2.88
Non-U.S. public finance:
Regulated utilities	2.40	4.74
Infrastructure finance	1.14	0.76
Renewable energy	0.90	0.85
Sovereign and sub-sovereign	—	0.05
Total non-U.S. public finance	4.44	6.40
Total public finance	7.92	9.28

U.S. structured finance:
RMBS	0.77	0.82
Insurance reserve financings and securitizations	0.04	0.04
Other structured finance	0.03	0.04
Total U.S. structured finance	0.84	0.90
Non-U.S. structured finance:
Total non-U.S. structured finance	—	—
Total structured finance	0.84	0.90
Total BIG net par outstanding	$8.76	$10.18

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 3)
(dollars in billions)

Net Par Outstanding by BIG Surveillance Category (1)

	As of
	December 31, 2025	December 31, 2024
BIG Category 1
U.S. public finance	$2.48	$2.12
Non-U.S. public finance	1.09	5.88
U.S. structured finance	0.17	0.10
Non-U.S. structured finance	—	—
Total BIG Category 1	3.74	8.10
BIG Category 2
U.S. public finance	0.42	0.14
Non-U.S. public finance	3.35	0.52
U.S. structured finance	0.04	0.05
Non-U.S. structured finance	—	—
Total BIG Category 2	3.81	0.71
BIG Category 3
U.S. public finance	0.58	0.62
Non-U.S. public finance	—	—
U.S. structured finance	0.63	0.75
Non-U.S. structured finance	—	—
Total BIG Category 3	1.21	1.37
BIG Total	$8.76	$10.18
1)    The Company assigns each BIG exposure to one of the three BIG surveillance categories below, which generally represent the following: BIG 1: Below-investment-grade exposures for which there are possible future losses, on a present value basis, and the aggregate probability weighting of scenarios with future losses is less than 50%, regardless of whether the Company has or has not paid a claim for which it expects to be reimbursed within one year (liquidity claim). BIG 2: Below-investment-grade exposures for which there are possible future losses, on a present value basis, and the aggregate probability weighting of scenarios with future losses is 50% or more, but for which no claims (other than liquidity claims) have yet been paid. BIG 3: Below-investment-grade exposures for which future losses are expected, on a present value basis, and the aggregate probability weighting of scenarios with future losses is 50% or more, and for which claims, other than liquidity claims have been paid.

For purposes of classifying BIG exposures into one of the three BIG categories, the Company calculates the present value of projected claim payments and recoveries using the pre-tax book yield of the investment portfolio as the applicable discount rate.

For financial statement measurement purposes, the Company uses risk-free rates (as determined each quarter) for discounting, rather than pre-tax book yield of the investment portfolio, to calculate the expected losses to be paid. Expected losses to be paid (recovered) are based on probability weighted scenarios and serve as the basis for the loss reserves reported in accordance with U.S. GAAP.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 3)
As of December 31, 2025
(dollars in millions)

Public Finance and Structured Finance BIG Exposures with Revenue Sources Greater Than $50 Million

	Net Par Outstanding	Internal Rating (1)	60+ Day Delinquencies
Name or description
U.S. public finance:
Brightline Trains Florida LLC	$1,133	BB+
Westchester Medical Center	540	BB+
PREPA	464	CCC
Palomar Health	374	CCC
Jackson Water & Sewer System, Mississippi	140	BB
Stockton City, California	82	B
MFA	75	B
Harrisburg Parking System, Pennsylvania	74	B
San Jacinto River Authority (GRP Project), Texas	53	BB+
Indiana University of Pennsylvania, Pennsylvania	50	CCC
Total U.S. public finance	2,985

Non-U.S. public finance:
Thames Water Utilities Finance PLC	2,400	B
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	557	B+
University of Essex, United Kingdom	393	BB
Q Energy - Phase II - Pride Investments, S.A.	286	BB+
Hypersol Solar Inversiones, S.A.U.	263	BB
Q Energy - Phase III - FSL Issuer, S.A.U.	250	B+
Dartford & Gravesham NHS Trust The Hospital Company (Dartford) Plc	110	BB+
Q Energy - Phase IV - Anselma Issuer, S.A.	109	BB+
Road Management Services PLC (A13 Highway)	78	B+
Total non-U.S. public finance	4,446
Total public finance	7,431

U.S. structured finance:
RMBS:
Option One Mortgage Loan Trust 2007-Hl1	95	CCC	15.9%
Argent Securities Inc. 2005-W4	93	CCC	7.7%
Option One 2007-FXD2	89	BB	14.7%
Total RMBS-U.S. structured finance	277

Total non-U.S. structured finance	—
Total structured finance	277

Total	$7,708

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of performance indicators and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 3)
As of December 31, 2025
(in millions)

50 Largest U.S. Public Finance Exposures by Revenue Source

Credit Name:	Net Par Outstanding	Internal Rating
JFK New Terminal One, New York	$2,209	BBB-
Pennsylvania (Commonwealth of)	1,852	BBB
Metro Washington Airports Authority (Dulles Toll Road)	1,629	BBB+
New Jersey (State of)	1,570	BBB
Alameda Corridor Transportation Authority, California	1,427	BBB
Lower Colorado River Authority	1,333	A
New York Power Authority	1,306	AA-
New York Metropolitan Transportation Authority	1,303	A-
Foothill/Eastern Transportation Corridor Agency, California	1,284	BBB+
CommonSpirit Health, Illinois	1,231	A-
North Texas Tollway Authority	1,227	A+
South Carolina Public Service Authority - Santee Cooper	1,218	BBB+
Brightline Trains Florida LLC	1,133	BB+
Philadelphia Water & Wastewater, Pennsylvania	1,133	A
Montefiore Medical Center, New York	1,127	BBB-
North Carolina Turnpike Authority	1,058	BBB
Pittsburgh International Airport, Pennsylvania	1,052	A-
Central Florida Expressway Authority, Florida	1,048	A+
San Joaquin Hills Transportation, California	970	BBB+
JFK Terminal 6, New York	926	BBB-
Yankee Stadium LLC New York City Industrial Development Authority	920	BBB
ProMedica Healthcare Obligated Group, Ohio	919	BBB-
Pittsburgh Water & Sewer, Pennsylvania	900	A-
Metropolitan Pier and Exposition Authority, Illinois	890	BBB-
Municipal Electric Authority of Georgia	878	BBB+
Sacramento City Unified School District, California	877	BBB-
San Diego Family Housing, LLC	863	AA
Thomas Jefferson University	855	A-
Chicago Water, Illinois	843	BBB+
Philadelphia School District, Pennsylvania	832	A-
Harris County - Houston Sports Authority, Texas	806	A-
Maine (State of)	795	A
Houston Airport System, Texas	767	A
Dade County Seaport, Florida	759	A-
Alabama Highway Authority	730	AA-
Beth Israel Lahey Health, Massachusetts	709	A-
Illinois (State of)	700	BBB
Clark County School District, Nevada	694	A-
California (State of)	672	AA-
Chicago Public Schools, Illinois	670	BBB-
Nassau County, New York	657	AA-
Downtown Revitalization Public Infrastructure District (SEG Redevelopment Project), Utah	650	A+
Tucson (City of), Arizona	642	A+
Chicago-O'Hare International Airport, Illinois	640	A-
Palomar Health	632	B-
New York Transportation Development Corporation (LaGuardia Airport Terminal Redevelopment Project)	631	BBB
Anaheim (City of), California	618	A-
Massachusetts (Commonwealth of) Water Resources	605	AA
Pennsylvania Turnpike Commission	605	A-
Chicago (City of) Wastewater Transmission, Illinois	601	BBB+
Total top 50 U.S. public finance exposures	$48,396

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 3)
As of December 31, 2025
(in millions)

25 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Internal Rating (1)
Private US Insurance Reserve Financing	$1,102	AA-
Private US Insurance Reserve Financing	1,100	AA
Private US Insurance Reserve Financing	1,000	AA-
Private US Insurance Reserve Financing	425	AA-
Private US Insurance Reserve Financing	398	AA-
Private Middle Market CLO	200	AA
Private US Insurance Securitization	177	A
Private Middle Market CLO	125	BBB+
Private US Insurance Securitization	114	AA
Private Fund Finance Transaction	105	A-
Private Balloon Note Guarantee	100	A
DB Master Finance LLC	96	BBB
Option One Mortgage Loan Trust 2007-Hl1	95	CCC
CWABS 2007-4	94	BBB
Argent Securities Inc. 2005-W4	93	CCC
SLM Student Loan Trust 2007-A	91	AA
Option One 2007-FXD2	89	BB
CAPCO - Excess SIPC Excess of Loss Reinsurance	63	BBB
Private Balloon Note Guarantee	59	BBB
Private Balloon Note Guarantee	50	A
Nomura Asset Accept. Corp. 2007-1	46	CCC
Wendy's Funding, LLC	46	BBB
ALESCO Preferred Funding XIII, Ltd.	45	AAA
Sonic Capital LLC 2020-1	45	BBB
CWALT Alternative Loan Trust 2007-HY9	45	BBB+
Total top 25 U.S. structured finance exposures	$5,803

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 3)
As of December 31, 2025
(in millions)

50 Largest Non-U.S. Exposures by Revenue Source

	Country	Net Par Outstanding	Internal Rating
Southern Water Services Limited	United Kingdom	$2,866	BBB-
Thames Water Utilities Finance PLC	United Kingdom	2,400	B
Dwr Cymru Financing Limited	United Kingdom	2,060	A-
Anglian Water Services Financing PLC	United Kingdom	1,923	A-
National Grid Gas PLC	United Kingdom	1,864	A-
Yorkshire Water Services Finance Plc	United Kingdom	1,384	BBB
Channel Link Enterprises Finance PLC	France, United Kingdom	1,315	BBB
Severn Trent Water Utilities Finance Plc	United Kingdom	1,087	BBB+
Capital Hospitals (Issuer) PLC	United Kingdom	1,060	BBB-
United Utilities Water PLC	United Kingdom	984	BBB+
Southern Gas Networks PLC	United Kingdom	983	BBB+
Quebec Province	Canada	956	A+
British Broadcasting Corporation (BBC)	United Kingdom	953	A+
Private Other Structured Finance Transaction	Australia	879	A-
Wessex Water Services Finance Plc	United Kingdom	838	BBB+
National Grid Company PLC	United Kingdom	831	BBB+
South West Water UK	United Kingdom	783	BBB+
Verdun Participations 2 S.A.S.	France	737	BBB-
Aspire Defence Finance plc	United Kingdom	730	BBB+
South East Water	United Kingdom	715	BBB
Verbund, Lease and Sublease of Hydro-Electric Equipment	Austria	688	AAA
Heathrow Funding Limited	United Kingdom	666	BBB
Private International Sub-Sovereign Transaction	United Kingdom	581	A+
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	United Kingdom	557	B+
University of Sussex	United Kingdom	556	BBB
NewHospitals (St Helens & Knowsley) Finance PLC	United Kingdom	552	BBB+
Campania Region - Healthcare receivable	Italy	537	BBB-
North Staffordshire, United Kingdom	United Kingdom	521	BBB-
Central Nottinghamshire Hospitals PLC	United Kingdom	517	BBB-
University of Essex, United Kingdom	United Kingdom	488	BB+
Derby Healthcare PLC	United Kingdom	471	BBB
Sydney Airport Finance Company	Australia	470	BBB+
The Hospital Company (QAH Portsmouth) Limited	United Kingdom	454	BBB
Sutton and East Surrey Water plc	United Kingdom	439	BBB
Western Power Distribution (South West) plc	United Kingdom	386	BBB+
South Lanarkshire Schools	United Kingdom	379	BBB
International Infrastructure Pool	United Kingdom	369	AAA
International Infrastructure Pool	United Kingdom	369	AAA
International Infrastructure Pool	United Kingdom	368	AAA
Northumbrian Water PLC	United Kingdom	349	BBB+
Catalyst Healthcare (Romford) Financing PLC	United Kingdom	336	BBB
Private International Sub-Sovereign Transaction	United Kingdom	335	A
Portsmouth Water, United Kingdom	United Kingdom	318	BBB
South Staffordshire Water PLC	United Kingdom	315	BBB+
Private Auto ABS Transaction	Mexico	314	A+
Western Power Distribution (South Wales) PLC	United Kingdom	303	BBB+
Bakethin Finance Plc	United Kingdom	295	A-
Scotland Gas Networks plc	United Kingdom	294	BBB+
XpFibre Group	France	294	BBB-
Private International Sub-Sovereign Transaction	United Kingdom	290	A
Total top 50 non-U.S. exposures		$38,159

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Asset Management Segment

Assured Guaranty Ltd.
Asset Management Segment Results
(in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Segment revenues	$—	$—	$29	$10
Segment expenses	—	—	17	6
Equity in earnings (losses) of investees	2	—	14	2
Segment adjusted operating income (loss) before income taxes	2	—	26	6
Less: Provision (benefit) for income taxes	1	—	6	1
Segment adjusted operating income (loss)	$1	$—	$20	$5

Corporate Division

Assured Guaranty Ltd.
Corporate Division Results
(in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Revenues	$3	$4	$14	$17

Expenses
Interest expense	24	26	98	101
Employee compensation and benefit expenses	7	7	27	32
Other operating expenses	9	8	32	36
Total expenses	40	41	157	169
Equity in earnings (losses) of investees	20	5	48	5
Adjusted operating income (loss) before income taxes	(17)	(32)	(95)	(147)
Less: Provision (benefit) for income taxes	(1)	2	(6)	(12)
Adjusted operating income (loss)	$(16)	$(34)	$(89)	$(135)

Other

Assured Guaranty Ltd.
Other Results (1 of 2)
(in millions)

	Three Months Ended December 31, 2025
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Fair value gains (losses) on CIVs	—	39	—	39
Other income (loss)	(1)	—	—	(1)
Total revenues	(3)	39	(2)	34
Expenses
Loss expense (benefit)	(1)	—	—	(1)
Interest expense	—	—	(2)	(2)
Total expenses	(1)	—	(2)	(3)
Equity in earnings (losses) of investees	—	(11)	—	(11)
Adjusted operating income (loss) before income taxes	(2)	28	—	26
Less: Provision (benefit) for income taxes	(1)	3	—	2
Less: Noncontrolling interest	—	19	—	19
Adjusted operating income (loss)	$(1)	$6	$—	$5

	Three Months Ended December 31, 2024
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(3)	(4)
Fair value gains (losses) on CIVs	—	15	—	15
Total revenues	(2)	15	(3)	10
Expenses
Loss expense (benefit)	(2)	—	—	(2)
Interest expense	—	—	(3)	(3)
Total expenses	(2)	—	(3)	(5)
Equity in earnings (losses) of investees	—	(9)	—	(9)
Adjusted operating income (loss) before income taxes	—	6	—	6
Less: Provision (benefit) for income taxes	—	—	—	—
Less: Noncontrolling interest	—	4	—	4
Adjusted operating income (loss)	$—	$2	$—	$2

Assured Guaranty Ltd.
Other Results (2 of 2)
(in millions)

	Year Ended December 31, 2025
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(3)	—	(9)	(12)
Fair value gains (losses) on FG VIEs	6	—	—	6
Fair value gains (losses) on CIVs	—	79	—	79
Other income (loss)	(2)	(5)	—	(7)
Total revenues	(2)	74	(9)	63
Expenses
Loss expense (benefit)	1	—	—	1
Interest expense	—	—	(9)	(9)
Total expenses	1	—	(9)	(8)
Equity in earnings (losses) of investees	—	(23)	—	(23)
Adjusted operating income (loss) before income taxes	(3)	51	—	48
Less: Provision (benefit) for income taxes	(1)	3	—	2
Less: Noncontrolling interest	—	40	—	40
Adjusted operating income (loss)	$(2)	$8	$—	$6

	Year Ended December 31, 2024
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(3)	—	(10)	(13)
Fair value gains (losses) on FG VIEs	(11)	—	—	(11)
Fair value gains (losses) on CIVs	—	69	—	69
Other income (loss)	(2)	(2)	—	(4)
Total revenues	(19)	67	(10)	38
Expenses
Loss expense (benefit)	(7)	—	—	(7)
Interest expense	—	—	(10)	(10)
Total expenses	(7)	—	(10)	(17)
Equity in earnings (losses) of investees	—	(47)	—	(47)
Adjusted operating income (loss) before income taxes	(12)	20	—	8
Less: Provision (benefit) for income taxes	(2)	—	—	(2)
Less: Noncontrolling interest	—	16	—	16
Adjusted operating income (loss)	$(10)	$4	$—	$(6)

Summary

Assured Guaranty Ltd.
Summary of Financial and Statistical Data

	Year Ended December 31,
	2025	2024	2023	2022	2021
	(dollars in millions, except per share amounts)
GAAP Summary Statements of Operations Data
Net earned premiums	$380	$403	$344	$494	$414
Net investment income	359	340	365	269	269
Total expenses	550	446	733	536	465
Income (loss) before income taxes and equity in earnings (losses) of investees	560	426	640	187	383
Income (loss) before income taxes	662	488	668	148	477
Net income (loss) attributable to AGL	503	376	739	124	389
Net income (loss) attributable to AGL per diluted share	10.26	6.87	12.30	1.92	5.23

GAAP Summary Balance Sheet Data
Total investments and cash	$8,875	$8,784	$9,212	$8,472	$9,728
Total assets	12,176	11,901	12,539	16,843	18,208
Unearned premium reserve	3,625	3,719	3,658	3,620	3,716
Loss and LAE reserve	309	268	376	296	869
Long-term debt	1,704	1,699	1,694	1,675	1,673
Shareholders’ equity attributable to AGL	5,663	5,495	5,713	5,064	6,292
Shareholders’ equity attributable to AGL per share	125.32	108.80	101.63	85.80	93.19
Claims-paying resources (1)
Policyholders’ surplus	$4,033	$4,329	$4,807	$5,155	$5,572
Contingency reserve	1,511	1,392	1,296	1,202	1,225
Qualified statutory capital	5,544	5,721	6,103	6,357	6,797
Unearned premium reserve and net deferred ceding commission income	2,982	2,964	2,955	2,941	2,972
Loss and LAE reserves	43	53	145	165	167
Total policyholders' surplus and reserves	8,569	8,738	9,203	9,463	9,936
Present value of installment premium	1,125	1,073	1,062	955	883
CCS and standby line of credit	400	400	400	400	400
Total claims-paying resources	$10,094	$10,211	$10,665	$10,818	$11,219
Ratios:
Net exposure to qualified statutory capital	51:1	46:1	41:1	36:1	34:1
Capital ratio	80:1	73:1	66:1	58:1	53:1
Financial resources ratio	44:1	41:1	37:1	34:1	32:1
Adjusted statutory net exposure to claims-paying resources	28:1	26:1	24:1	21:1	21:1
Par and Debt Service Written (Financial Guaranty and Specialty)
Gross debt service written:
Public finance - U.S.	$48,974	$44,019	$41,902	$36,954	$35,572
Public finance - non-U.S.	1,657	3,302	3,286	756	1,890
Structured finance - U.S.	530	1,495	2,130	1,120	1,319
Structured finance - non-U.S.	3,864	4,078	3,084	551	431
Total gross debt service written	$55,025	$52,894	$50,402	$39,381	$39,212

Net debt service written	$55,020	$52,760	$50,402	$39,381	$39,212
Net par written	32,911	31,695	28,960	22,047	26,656
Gross par written	32,916	31,829	28,960	22,047	26,656

	Year Ended December 31,
Other Financial Information	2025	2024	2023	2022	2021
	(in billions)
GAAP Basis - Financial Guaranty
Net debt service outstanding (end of period)	$440.8	$416.0	$397.6	$370.0	$367.4
Gross debt service outstanding (end of period)	441.4	416.5	398.0	370.2	367.8
Net par outstanding (end of period)	277.1	261.6	249.2	233.3	236.4
Gross par outstanding (end of period)	277.6	262.0	249.5	233.4	236.8
Statutory Basis - Financial Guaranty (2)
Net debt service outstanding (end of period)	$439.4	$415.5	$396.4	$366.9	$362.0
Gross debt service outstanding (end of period)	440.0	416.0	396.8	367.1	362.4
Net par outstanding (end of period)	275.9	260.9	247.8	230.3	231.7
Gross par outstanding (end of period)	276.5	261.4	248.2	230.5	232.1

1)    See page 19 for additional detail on claims-paying resources.
2)    Statutory amounts prepared on a consolidated basis. The National Association of Insurance Commissioners Annual Statements for the Company’s U.S. domiciled insurance subsidiary, Assured Guaranty Inc., are prepared on a stand-alone basis. As of December 31, 2025 par outstanding and debt service outstanding exclude par associated with Loss Mitigation Securities.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
Please refer to the Glossary for an explanation of the presentation of net debt service and net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations (1) (1 of 2)
(in millions, except per share amounts)

	Year Ended December 31,
	2025	2024	2023	2022	2021
Total GWP	$256	$440	$357	$360	$377
Less: Installment GWP and other GAAP adjustments (2)	105	300	247	145	158
Upfront GWP	151	140	110	215	219
Plus: Installment premiums and other (3)	135	262	294	160	142
Total PVP	$286	$402	$404	$375	$361

PVP:
Public finance - U.S.	$206	$270	$212	$257	$235
Public finance - non-U.S.	37	67	83	68	79
Structured finance - U.S.	13	25	68	43	42
Structured finance - non-U.S.	30	40	41	7	5
Total PVP	$286	$402	$404	$375	$361

Adjusted operating income reconciliation:
Net income (loss) attributable to AGL	$503	$376	$739	$124	$389
Less pre-tax adjustments:
Realized gains (losses) on investments	(40)	9	(14)	(56)	15
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	6	14	106	(18)	(64)
Fair value gains (losses) on CCS	20	(10)	(35)	24	(28)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	85	(26)	51	(110)	(21)
Total pre-tax adjustments	71	(13)	108	(160)	(98)
Less tax effect on pre-tax adjustments	(13)	—	(17)	17	17
Adjusted operating income (loss)	$445	$389	$648	$267	$470

Adjusted operating income per diluted share reconciliation:
Net income (loss) attributable to AGL per diluted share	$10.26	$6.87	$12.30	$1.92	$5.23
Less pre-tax adjustments:
Realized gains (losses) on investments	(0.82)	0.16	(0.23)	(0.87)	0.20
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.12	0.27	1.75	(0.27)	(0.85)
Fair value gains (losses) on CCS	0.40	(0.19)	(0.57)	0.37	(0.38)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	1.74	(0.47)	0.84	(1.72)	(0.29)
Total pre-tax adjustments	1.44	(0.23)	1.79	(2.49)	(1.32)
Tax effect on pre-tax adjustments	(0.26)	—	(0.27)	0.27	0.23
Adjusted operating income (loss) per diluted share	$9.08	$7.10	$10.78	$4.14	$6.32
1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, and GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
3)    Includes the present value of future premiums and fees on new business paid in installments discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. Includes the present value of future premiums and fees associated with other business written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations (1) (2 of 2)
(in millions, except per share amounts)

	As of December 31,
	2025	2024	2023	2022	2021
ABV reconciliation:
Shareholders’ equity attributable to AGL	$5,663	$5,495	$5,713	$5,064	$6,292
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	55	49	34	(71)	(54)
Fair value gains (losses) on CCS	22	2	13	47	23
Unrealized gain (loss) on investment portfolio	(149)	(397)	(361)	(523)	404
Less taxes	6	46	37	68	(72)
Adjusted operating shareholders’ equity	5,729	5,795	5,990	5,543	5,991
Pre-tax adjustments:
Less: DAC	192	176	161	147	131
Plus: Net present value of estimated net future revenue	194	202	199	157	160
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,367	3,473	3,436	3,428	3,402
Plus taxes	(674)	(702)	(699)	(602)	(599)
ABV	$8,424	$8,592	$8,765	$8,379	$8,823

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax provision (benefit) of $2, $0, $1, $4, and $5)	$8	$—	$5	$17	$32
ABV (net of tax provision (benefit) of $1, $(2), $0, $3, and $3)	$3	$(6)	$—	$11	$23

ABV per share reconciliation:
Shareholders’ equity attributable to AGL per share	$125.32	$108.80	$101.63	$85.80	$93.19
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	1.21	0.96	0.61	(1.21)	(0.80)
Fair value gains (losses) on CCS	0.48	0.05	0.22	0.80	0.34
Unrealized gain (loss) on investment portfolio	(3.28)	(7.86)	(6.40)	(8.86)	5.99
Less taxes	0.13	0.90	0.66	1.15	(1.07)
Adjusted operating shareholders’ equity per share	126.78	114.75	106.54	93.92	88.73
Pre-tax adjustments:
Less: DAC	4.25	3.47	2.87	2.48	1.95
Plus: Net present value of estimated net future revenue	4.30	3.99	3.54	2.66	2.37
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	74.51	68.75	61.12	58.10	50.40
Plus taxes	(14.91)	(13.90)	(12.41)	(10.22)	(8.88)
ABV per share	$186.43	$170.12	$155.92	$141.98	$130.67

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity per share	$0.18	$0.01	$0.07	$0.28	$0.47
ABV per share	$0.07	$(0.13)	$—	$0.19	$0.34

1)    See Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary

Financial Guaranty Insurance
Net Par Outstanding and Internal Ratings
Net Par Outstanding is insured par exposure, net of reinsurance cessions. Unless otherwise indicated, net par outstanding amounts exclude amounts as a result of loss mitigation strategies, including securities the Company has purchased for loss mitigation purposes that are held in the investment portfolio.

Internal Rating utilizes the Company’s ratings scale, which is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency.

Statutory Net Par and Net Debt Service Outstanding. Under statutory accounting, net par and net debt service outstanding would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose).

Performance Indicators
The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to revision as updated or additional information is obtained:

60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance.

Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Some asset classes may not have subordinated tranches so they are excluded from the weighted averages.

Sectors
Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2025.

U.S. Public Finance:
General Obligation Bonds are full faith and credit obligations that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy property taxes in an amount sufficient to provide for the full payment of the bonds.

Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation and tax-backed revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or an income tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose.

Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

Transportation Bonds include a wide variety of revenue-supported obligations, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

Healthcare Bonds are obligations of healthcare facilities, including community-based hospitals and systems, and hospital districts.

Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, military housing, social infrastructure, student accommodation and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

Glossary (continued)

Sectors (continued)
Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue or revenue relating to student accommodation.

Renewable Energy Bonds are obligations backed by revenue from renewable energy sources.

Other Public Finance Bonds include other debt issued, guaranteed or otherwise supported by U.S. national or local governmental authorities, as well as student loans, revenue bonds, housing revenue bonds, and obligations of some not-for-profit organizations.

Non-U.S. Public Finance:
Regulated Utility Obligations are obligations issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities, supported by the rates and charges paid by the utilities’ customers. The majority of the Company’s non-U.S. regulated utility business is conducted in the U.K.

Infrastructure Finance Obligations are obligations issued by a variety of entities engaged in the financing of non-U.S. infrastructure projects, such as roads, airports, ports, social infrastructure, student accommodation, stadiums, and other physical assets delivering essential services supported either by long-term concession arrangements or a regulatory regime. The majority of the Company’s non-U.S. infrastructure business is conducted in the U.K.

Sovereign and Sub-Sovereign Obligations primarily includes obligations of local, municipal, regional or national governmental authorities or agencies outside of the U.S.

Renewable Energy Bonds are obligations secured by revenues relating to renewable energy sources, typically solar or wind farms. These transactions often benefit from regulatory support in the form of regulated minimum prices for the electricity produced. The majority of the Company’s non-U.S. renewable energy business is conducted in Spain.

Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations. The Company has not entered into a pooled infrastructure transaction since 2006.

Structured Finance:
Insurance Reserve Financings and Securitizations are transactions, including life insurance transactions, where obligations are secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

Residential Mortgage-Backed Securities (RMBS) are obligations backed by first and second lien mortgage loans on residential properties. The credit quality of borrowers covers a broad range, including “prime,” “subprime” and “Alt-A.” A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. RMBS include home equity lines of credit (HELOCs), which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral. The Company has not provided insurance for RMBS in the primary market since 2008.

Fund Finance Facilities are primarily subscription finance which are credit facilities provided to closed-end private market funds, most frequently private-equity funds. The facilities are secured by the uncalled capital commitments of the limited partners (LPs) to the fund. The Company may guarantee new or existing facilities and on a single facility or portfolio basis. Assured Guaranty’s exposures are generally to facilities with characteristics that include a high-quality fund sponsor with strong historical performance, a diverse LP base composed primarily of institutional LPs and experienced bank lenders.

Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches,” with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues.

Financial Products is the guarantee of certain business written by financial products companies owned by Dexia SA, which comprised guaranteed investment contracts, medium term notes and equity payment undertaking agreements associated with leveraged lease business. This business is being run off with the final maturity due in 2031. Assured Guaranty is indemnified by Dexia SA and certain of its affiliates against loss from the financial products business.

Glossary (continued)

Sectors (continued)
Other Structured Finance Obligations are obligations backed by assets not generally described in any of the other U.S. and Non-U.S. Structured Finance Obligations categories above.

Specialty Business
The Company also guarantees specialty business with similar risk profiles to its structured finance exposures written in financial guaranty form. Specialty business includes, for example, diversified real estate, insurance reserve financings and securitizations, pooled corporate obligations and aircraft residual value insurance transactions.

Non-GAAP Financial Measures

The Company discloses both: (i) financial measures determined in accordance with GAAP; and (ii) financial measures not determined in accordance with GAAP (non-GAAP financial measures). Financial measures identified as non-GAAP should not be considered substitutes for GAAP financial measures. The primary limitation of non-GAAP financial measures is the potential lack of comparability to financial measures of other companies, whose definitions of non-GAAP financial measures may differ from those of the Company.
The Company believes its presentation of non-GAAP financial measures provides information that is necessary for analysts to calculate their estimates of Assured Guaranty’s financial results in their research reports on Assured Guaranty and for investors, analysts and the financial news media to evaluate Assured Guaranty’s financial results.

GAAP requires the Company to consolidate entities where it is deemed to be the primary beneficiary which include FG VIEs, which the Company does not own and where its exposure is limited to its obligation under the financial guaranty insurance contract, and CIVs in which certain subsidiaries invest.

The Company discloses the effect of FG VIE and CIV consolidation that is embedded in each non-GAAP financial measure, as applicable. The Company believes this information may also be useful to analysts and investors evaluating Assured Guaranty’s financial results. In the case of both the consolidated FG VIEs and the CIVs, the economic effect on the Company of each of the consolidated FG VIEs and CIVs is reflected primarily in the results of the Insurance segment.

The Company’s management and AGL’s Board of Directors use non-GAAP financial measures further adjusted to remove the effect of FG VIE and CIV consolidation (which the Company refers to as its core financial measures), as well as GAAP financial measures and other factors, to evaluate the Company’s results of operations, financial condition and progress towards long-term goals. The Company uses core financial measures in its decision-making process for and in its calculation of certain components of management compensation. The financial measures that the Company uses to help determine compensation are: (i) adjusted operating income per share, further adjusted to remove the effect of FG VIE and CIV consolidation (core operating income per share); (ii) adjusted operating shareholders’ equity per share, further adjusted to remove the effect of FG VIE and CIV consolidation (core operating shareholders’ equity per share); (iii) ABV per share, further adjusted to remove the effect of FG VIE and CIV consolidation (core ABV per share); (iv) core operating return on equity, which is calculated as core operating income divided by the average of core operating shareholders’ equity at the beginning and end of the period; and (v) PVP.

The Company’s management believes that many investors, analysts and financial news reporters use adjusted operating shareholders’ equity and/or ABV, each further adjusted to remove the effect of FG VIE and CIV consolidation, as the principal financial measures for valuing AGL’s current share price or projected share price and also as the basis of their decision to recommend, buy or sell AGL’s common shares.

Adjusted operating income, further adjusted for the effect of FG VIE and CIV consolidation, enables investors and analysts to evaluate the Company’s financial results in comparison with the consensus analyst estimates distributed publicly by financial databases.

The following paragraphs define each non-GAAP financial measure disclosed by the Company and describe why it is useful. To the extent there is a directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure is presented within this financial supplement.

Adjusted Operating Income: The Company’s management believes that adjusted operating income is a useful measure because it clarifies the understanding of the operating results of the Company. Adjusted operating income is defined as net income (loss) attributable to AGL, as reported under GAAP, adjusted for the following:
1)    Elimination of realized gains (losses) on the Company’s investments that are recognized in net income (loss) attributable to AGL, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile.

2)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are recognized in net income (loss) attributable to AGL, which is the amount of fair value gains (losses) in excess of the present value of the expected estimated economic credit losses. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, the Company’s credit spreads, and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of fair value gains (losses) on the Company’s CCS that are recognized in net income (loss) attributable to AGL. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

4)    Elimination of foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves that are recognized in net income (loss) attributable to AGL. Long-dated receivables and loss and LAE reserves represent the present value of future contractual or expected cash flows. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize.

Non-GAAP Financial Measures (continued)

5)    The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Adjusted operating income per share is calculated by dividing adjusted operating income by the weighted average diluted shares. The method for calculating weighted average diluted shares is in accordance with GAAP.

Adjusted Operating Shareholders’ Equity and ABV: The Company’s management believes that adjusted operating shareholders’ equity is a useful measure because it excludes the fair value adjustments on investments, credit derivatives and CCS that are not expected to result in economic gain or loss. The Company’s management uses ABV, further adjusted to remove the effect of FG VIE and CIV consolidation, to measure the intrinsic value of the Company, excluding franchise value. The Company’s management believes that ABV is a useful measure because it enables an evaluation of the Company’s in-force premiums and revenues net of expected losses.

Adjusted operating shareholders’ equity per share and ABV per share, each further adjusted for FG VIE and CIV consolidation (core operating shareholders’ equity per share and core ABV per share, respectively), are two of the key financial measures used in determining the amount of certain long-term compensation elements to management and employees and used by rating agencies and investors.

Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are reported on the consolidated balance sheet, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.

2)    Elimination of fair value gains (losses) on the Company’s CCS that are reported on the consolidated balance sheet. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore would not result in an economic gain or loss.

4)     The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

ABV is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:

1)    Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.

2)    Addition of the net present value of estimated net future revenue. See below.

3)    Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed.

4)    The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Shares outstanding as of the end of the reporting period are used to calculate adjusted operating shareholders’ equity per share and ABV per share.

The unearned premiums and revenues included in ABV will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current ABV due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors.

Non-GAAP Financial Measures (continued)

Adjusted Operating ROE: Adjusted Operating ROE represents adjusted operating income for a specified period divided by the average of adjusted operating shareholders’ equity at the beginning and the end of that period. Management believes that adjusted operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use adjusted operating ROE, adjusted for VIE consolidation, to evaluate AGL’s share price and as the basis of their decision to recommend, buy or sell the AGL common shares. Quarterly and year-to-date adjusted operating ROE are calculated on an annualized basis. Adjusted operating ROE, adjusted for VIE consolidation, is one of the key management financial measures used in determining the amount of certain long-term compensation to management and employees and used by rating agencies and investors.

Net Present Value of Estimated Net Future Revenue: The Company’s management believes that this amount is a useful measure because it enables an evaluation of the present value of estimated net future revenue for non-financial guaranty insurance contracts. This amount represents the net present value of estimated future revenue from these contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Net present value of estimated future revenue for an obligation may change from period to period due to a change in the discount rate or due to a change in estimated net future revenue for the obligation, which may change due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. There is no corresponding GAAP financial measure.

PVP or Present Value of New Business Production: The Company’s management believes that PVP is a useful measure because it enables the evaluation of the value of new business production in the Insurance segment by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as additional installment premiums and fees on existing contracts (which may result from supplements or fees or from the issuer not calling an insured obligation the Company projected would be called), regardless of form, which management believes GAAP gross written premiums and changes in fair value of credit derivatives do not adequately measure. PVP in respect of contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Under GAAP, financial guaranty installment premiums are discounted at a risk-free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction.

Actual installment premiums may differ from those estimated in the Company’s PVP calculation due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity and Fixed Income Investors:
Robert Tucker
Senior Managing Director, Investor Relations and Corporate Communications
(212) 339-0861
rtucker@agltd.com

Michael Walker
Managing Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@agltd.com

Andre Thomas
Managing Director, Equity Investor Relations
(212) 339-3551
athomas@agltd.com

Media:
Ashweeta Durani
Director, Media Relations
(212) 408-6042
adurani@agltd.com